UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2012

Evans Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-18539	161332767
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14 North Main Street, Angola, New York		14006
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-926-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 21, 2012, Evans Bancorp, Inc. (the "Company") and Evans Bank, N.A. (the "Bank"), the wholly-owned subsidiary of the Company, provided written notice to Cynthia M. Rich and Robert G. Miller, Jr., each an Executive Vice President of the Bank, that their employment agreements would not be renewed. Consequently, the employment agreements will expire on May 21, 2015, unless terminated earlier by mutual agreement. The notice of non-renewal is not a termination of service. Rather, after May 21, 2015, the executives will be covered by the Executive Severance Plan described below.

On May 21, 2012, the Company adopted the Evans Bancorp, Inc. Executive Severance Plan, which provides certain executives (not covered by an employment agreement or change in control agreement) with severance pay if their employment is involuntarily terminated without cause. The severance pay equals 18 months of the executive’s base salary, less applicable withholdings, paid in accordance with normal payroll practices, plus the executive’s short term incentive amount at the target level pro-rated for the time during the year in which the executive was actively employed by the Company. In addition, the Company will reimburse the executive for up to $5,000 in outplacement services. The benefits will be reduced to the extent to avoid treatment as a "golden parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. Executives who receive such severance benefits will be subject to customary non-compete, non-solicitation, and confidentiality provisions for one year following their termination of employment and are required to sign a general release of all claims against the Company in order to receive the severance benefits.

The foregoing description of the Executive Severance Plan is qualified in its entirety by reference to the plan document attached hereto as Exhibit 10.1, of this Current Report, which is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

(d) Exhibits: Evans Bancorp, Inc. Executive Severance Plan

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

May 23, 2012	By:	/s/ David J. Nasca

Name: David J. Nasca
Title: President & CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Evans Bancorp, Inc. Executive Severance Plan